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                                                                    Exhibit 99.2


                       FIRST AMENDMENT TO RIGHTS AGREEMENT



     FIRST AMENDMENT TO RIGHTS AGREEMENT, dated as of July 23, 1999 (the "Amendment"), between VERITY, INC., a Delaware corporation (the "Company"), and BANKBOSTON, N.A., a national banking association (formally First National Bank of Boston, a national banking association) (the "Rights Agent").

                                    RECITALS

     A. The Company and the Rights Agent entered into that certain Rights Agreement, dated as of September 18, 1996 (the "Rights Agreement"), which governs the terms and conditions of a dividend of preferred share purchase rights to the holders of the Company's Common Stock (capitalized terms used herein and not otherwise defined are given the meanings assigned them in the Rights Agreement).

     B. The Company and the Rights Agent desire to amend the Rights Agreement as herein set forth.

                                    AGREEMENT

     Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

     1.   Section 1(a) is amended to read in its entirety as follows:

     "(a) "Acquiring Person" shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates (as such term is hereinafter defined) and Associates (as such term is hereinafter defined) of such Person, without the prior approval of the Board of Directors, shall be the Beneficial Owner (as such term is hereinafter defined) of fifteen percent (15%) or more of the outstanding Common Stock; provided, however, that in no event shall a Person who or which, together with all Affiliates and Associates of such Person, is the Beneficial Owner of less than 15% of the Company's outstanding shares of Common Stock, become an Acquiring Person solely as a result of a reduction of the number of shares of outstanding Common Stock, including repurchases of outstanding shares of Common Stock by the Company, which reduction increases the percentage of outstanding shares of Common Stock beneficially owned by such Person, provided, however, that if a Person shall become the Beneficial Owner of 15% or more of the Company's outstanding shares of Common Stock then outstanding solely by reason of a reduction of the number of shares of outstanding Common Stock, and shall thereafter become the Beneficial Owner of any additional shares of Common Stock of the Company, then such Person shall be deemed to be an "Acquiring Person" unless upon the consummation of the acquisition of such additional shares of Common Stock such person does not own fifteen percent (15%) or more of the shares of Common Stock then outstanding, and provided further, that an Acquiring Person shall not include an Exempt Person (as such term is hereinafter defined). Notwithstanding the foregoing, if the Board


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     of Directors of the Company determines in good faith that a Person who would otherwise be an "Acquiring Person," as defined pursuant to the foregoing provisions of this paragraph (a), has become such inadvertently (including, without limitation, because (i) such Person was unaware that it beneficially owned a percentage of Common Stock that would otherwise cause such Person to be an "Acquiring Person" or (ii) such Person was aware of the extent of its Beneficial Ownership but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement) and without any intention of changing or influencing control of the Company, and such Person divests as promptly as practicable a sufficient number of shares of Common Stock so that such Person would no longer be an "Acquiring Person," as defined pursuant to the foregoing provisions of this paragraph (a), then such Person shall not be deemed to be or to have become an "Acquiring Person" for any purposes of this Agreement."

     2.   Section 1(t) is amended to read in its entirety as follows:

          "(t) [Reserved]"

     3.   Section 2 is amended to read in its entirety as follows:

          2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable, upon ten (10) days' prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such Co-Rights Agent. In the event the Company appoints one or more Co-Rights Agents, the respective duties of the Rights Agents and any Co-Rights Agents shall be as the Company shall determine.

     4.   Section 4(a) is amended to read in its entirety as follows:

          "(a) The Right Certificates (and the forms of election to purchase shares and of assignment to be printed on the reverse thereof), when, as and if issued, shall be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Rights Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Sections 11, 13 and 22 hereof, the Right Certificates evidencing the Rights issued on the Record Date whenever such certificates are issued, shall be dated as of the Record Date and the Right Certificates evidencing Rights to holders of record of Common Stock issued after the Record Date shall be dated as of the Record Date but shall also be dated to reflect the date of issuance of such Right Certificate. On their face, Right Certificates shall entitle the holders thereof to purchase, for each Right, one one-

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          hundredth of a share of Preferred Stock, or other securities or property as provided herein, as the same may from time to time be adjusted as provided herein, at the price per share of $300.00, as the same may from time to time be adjusted as provided herein (the "Purchase Price")."

     5. The first paragraph of Exhibit B to the Rights Agreement (Form of Right Certificate) is amended to read in its entirety as follows:

               "This certifies that , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement dated as of September 18, 1996, as amended ("Rights Agreement"), between Verity, Inc., a Delaware corporation ("Company"), and First National Bank of Boston ("Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 p.m. (New York time) on September 17, 2006, at the principal office of the Rights Agent, or its successors as Rights Agent, designated for such purposes, one one-hundredth of a fully paid and nonassessable share of Series A Preferred Stock of the Company ("Preferred Stock") at a purchase price of $300.00 per one one-hundredth of a share, as the same may from time to time be adjusted in accordance with the Rights Agreement ("Purchase Price"),upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Rights Agreement."

     6. The section of Exhibit C to the Rights Agreement (Summary of terms of Rights Agreement) entitled "Exercisability" is amended to read in its entirety as follows:

               "EXERCISABILITY: Rights become exercisable on the earlier of: (i) the tenth day following the date of public announcement by the Company or by any person or group (an "Acquiring Person") that such person or group has acquired beneficial ownership of 15% or more of the Company's outstanding Common Stock, or (ii) the tenth business day (unless extended by the Board prior to the time a person becomes an Acquiring Person) following the commencement, or announcement of an intention to commence, by any person or group of a tender or exchange offer which would result in such person owning 15% or more of the outstanding Common Stock of the Company (the earlier of such dates is referred to as the "Distribution Date"), provided that an Acquiring Person does not include an Exempt Person or a Grandfathered Person (as such terms are defined in the Rights Agreement). Rights will trade separately from the Common Stock once the Rights become exercisable."

     7. The section of Exhibit C to the Rights Agreement (Summary of terms of Rights Agreement) entitled "Exercise Price" is amended to read in its entirety as follows:

               "EXERCISE PRICE: $300.00 per share, which is the amount that in the judgment of the Board of Directors represents the long-term value of the Common Stock over the term of the Rights Agreement (the "Exercise Price")."

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     8.   Except as expressly set forth herein, all of the terms and conditions set forth in the Rights Agreement shall remain in full force and effect.

     9. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

     10. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.









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     IN WITNESS WHEREOF, parties whereto have caused this Amendment to be duly executed and their seals attested, all as of the day and year first above written.

ATTEST:                              VERITY, INC.


/s/ Timothy J. Moore                 /s/ James E. Ticehurst
-----------------------------        -----------------------------
Timothy J. Moore                     James E. Ticehurst
Secretary                            Vice President, Finance and Administration



ATTEST:                              BANKBOSTON, N.A.

By: /s/ Sandra Burgess               By: /s/ Katherine Anderson
-----------------------------        -----------------------------
Title: Account Manager               Title: Managing Director


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